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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                           Date of Report: May 7, 2007
                                           -----------

                             Franklin Wireless Corp.
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             (Exact name of registrant as specified in its charter)

          California                  0-11616                95-3733534
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)

             9823 Pacific Heights Blvd. Suite J, San Diego, CA 92121
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                    (Address of principal executive offices)

              The Company's telephone number, including area code:

                                 (858) 623-0000
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SECTION 5 -CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On May 5, 2007, Taejin Kim resigned from the Board of Directors of the Company.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2007
                                             Franklin Wireless Corp.,
                                             a California corporation

                                             By: /s/ OC Kim
                                                 ----------
                                                 President